Filed pursuant to 497(k)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG GW&K Core Bond ESG Fund

Supplement dated December 4, 2020 to the Summary Prospectus,

dated March 1, 2020, as revised May 15, 2020

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Core Bond ESG Fund (the “Fund”), a series of AMG Funds I, contained in the Fund’s Summary Prospectus, dated and revised as noted above.

Effective immediately, Stephen J. Repoff, CFA serves as a portfolio manager of the Fund. Mary F. Kane, CFA and Stephen J. Repoff, CFA are jointly and primarily responsible for the day-to-day management of the Fund.

Accordingly, effective immediately, the section under “Portfolio Management” titled “Portfolio Manager” on page 4 is deleted and replaced with the following:

Portfolio Managers

Mary F. Kane, CFA

Partner and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since 2/15.

Stephen J. Repoff, CFA

Principal and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since 12/20.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE